UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2004

BOUNDLESS MOTOR SPORTS RACING, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado (State or Other Jurisdiction of Incorporation)	0-18045 (Commission File Number)	84-0953839 (IRS Employer Identification No.)

2500 McGee Drive, Suite 147
Norman, Oklahoma 73072
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (405) 360-5047

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Asset Purchase Agreement
Form of Promissory Note
Form of Guaranty

Item 1.01. Entry into a Material Definitive Agreement.

     Effective November 7, 2004, the Company, through it’s wholly owned subsidiary, Boundless Racing, Inc., a Texas corporation (“BRI”), entered into an Asset Purchase Agreement with Lernerville Speedway, Inc., a corporation organized under the Commonwealth of Pennsylvania (the “LSI”), and Helen W. Martin, Donny Martin-Roenigk, and Patty Martin-Roenigk (the “Purchase Agreement”), pursuant to which the Company intends to purchase substantially all of the assets of LSI and certain real estate owned by Ms. Martin and comprising the racing facility used by LSI and known as the “Lernerville Speedway” (the “Assets”)

     BRI will pay a total purchase price of $3,240,000 for the Assets and will assume certain of LSI’s liabilities. The purchase price will be payable by BRI as follows:

     (a) $500,000 will payable at the closing of the transactions under the Purchase Agreement;

     (b) $110,000 will be payable on or prior to May 30, 2005, $3,500 of which shall be deemed to be interest;

     (c) $110,000 will be payable on or prior to October 30, 2005, $6,500 of which shall be deemed to be interest;

     (d) $110,000 will be payable on or prior to May 30, 2006, $12,000 of which shall be deemed to be interest;

     (e) $110,000 will be payable on or prior to May 30, 2007, $18,000 of which shall be deemed to be interest; and

     (f) the remaining $2,300,000 will be payable pursuant to the terms of a four year promissory note bearing interest at seven percent per year, with accrued interest payable annually.

     The four $110,000 payments described above, as well as the promissory note, will be secured by a mortgage on the Lerner Speedway facility, and will be guaranteed by the Company.

     The closing of the transactions under the Purchase Agreement are subject to several conditions, including the completion by BRI of a due diligence review of LSI and the racing facility operations.

     Prior to entering into the Purchase Agreement, no material relationship existed between the Company and either LSI or Ms. Martin, Mr. Martin-Roenigk, or Ms. Martin-Roenigk, or any affiliate, director, or officer of the Company, or any associate of any such director or officer. The foregoing description is not a description of all of the material terms of the transaction. You should read the documents that are referenced in this report for a more complete understanding of the transaction.

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Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following is a list of exhibits filed as part of this Current Report on Form 8-K:

2.1	Asset Purchase Agreement, dated as of November 7, 2004, is by and among Lernerville Speedway, Inc., a corporation organized under the Commonwealth of Pennsylvania, Helen W. Martin, Donny Martin-Roenigk, and Patty Martin-Roenigk, and Boundless Racing, Inc., a Texas corporation, and a wholly-owned subsidiary of Boundless Motor Sports Racing, Inc., a Colorado corporation.

10.1	Form of Promissory Note.

10.2	Form of Guaranty.

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SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: November 9, 2004	BOUNDLESS MOTOR SPORTS RACING, INC.
	By:	/s/ Glenn Jackson
	Name:	Glenn Jackson
	Title:	Chief Financial Officer

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